================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 15, 1996



                     MATZEL & MUMFORD MORTGAGE FUNDING, INC.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)



         NEW JERSEY                    33-98178                22-3382016
----------------------------         ------------          -------------------
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



          100 VILLAGE COURT, HAZLET, NEW JERSEY              07730
         ---------------------------------------           ----------
         (Address of principal executive offices)          (Zip Code)



                                 (908) 888-1055
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 5. Other Events.

     On November 15, 1996, Matzel & Mumford Mortgage Funding, Inc. (the "Funding Company") made a second mortgage loan to Matzel & Mumford at Freehold, LLC ("Freehold LLC"), the entity organized to develop, market and build a 126-lot subdivision known as Seven Oaks located on Burlington Road, in Freehold, Monmouth County, New Jersey. Freehold is located in central New Jersey among major thoroughfares including the Garden State Parkway, Routes 18 and 9 (traveling north and south) and Routes 537 and 33 (traveling east and west). Freehold is convenient to employment centers in central and northern New Jersey and New York City.

     Seven Oaks will consist of 126 homes on approximately 199 acres of land, all of which has been farmed. Freehold LLC acquired the 126 building lots with final approval on 77 lots and preliminary approval on the remaining 49 lots. On December 5, 1996, final approval was granted on the remaining 49 lots.

     The purchase price for the property was $7,060,000 or $56,032 per building lot. The closing of title to the property was funded with first mortgage financing on 95 lots provided by Amboy National Bank, first mortgage financing on 31 lots provided by the seller, the second mortgage loan from Funding Company and a portion of the capital contributed by an investor that was secured with a third mortgage on 95 lots. The land was appraised as of October 18, 1996 at $57,800 per building lot.

     Freehold LLC commenced site improvements to Seven Oaks in December 1996. Amboy National Bank is providing funding for sitework, two model houses, one spec house and construction of sold houses under its commitment letter dated September 20, 1996.

Item 7(a). Financial Statements.

     The audited financial statements of Freehold LLC for the period from inception (October 3, 1996) to November 15, 1996 are being filed as part of this Current Report.

Item 7 (c). Exhibits.

     27. Financial Data Schedule.

                               MATZEL & MUMFORD AT
                                FREEHOLD, L.L.C.










================================================================================
                                                          FINANCIAL STATEMENTS
                                                        PERIOD OCTOBER 3, 1996
                                      (DATE OF INCEPTION) TO NOVEMBER 15, 1996

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                                      CONTENTS
================================================================================






INDEPENDENT AUDITORS' REPORT                                              3

FINANCIAL STATEMENTS:
  Balance sheet                                                           4
  Statement of cash flows                                                 5
  Notes to financial statements                                         6-9

INDEPENDENT AUDITORS' REPORT

To the Members
Matzel & Mumford at Freehold, L.L.C.
Hazlet, New Jersey

We have audited the accompanying balance sheet of Matzel & Mumford at Freehold, L.L.C. as of November 15, 1996 and the related statement of cash flows for the period October 3, 1996 (date of inception) to November 15, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Matzel & Mumford at Freehold, L.L.C. as of November 15, 1996 and its cash flows for the period October 3, 1996 (date of inception) through November 15, 1996 in conformity with generally accepted accounting principles.



December 20, 1996

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                                 BALANCE SHEET

================================================================================
November 15, 1996
--------------------------------------------------------------------------------
ASSETS
  Cash                                                               $  392,835
  Cash-restricted                                                       197,470
  Inventory (Notes 2 and 3)                                           7,472,925
--------------------------------------------------------------------------------
         TOTAL ASSETS                                                $8,063,230
================================================================================
LIABILITIES AND MEMBERS' EQUITY
  Accounts payable                                                   $   38,272
  Due to affiliates (Note 4)                                             48,716
  Mortgages payable (Note 3)                                          7,976,242
--------------------------------------------------------------------------------
         TOTAL LIABILITIES                                            8,063,230
--------------------------------------------------------------------------------
MEMBERS' EQUITY                                                           1,000
RECEIVABLE FROM MEMBERS                                                  (1,000)
--------------------------------------------------------------------------------
         TOTAL MEMBERS' EQUITY                                             --
--------------------------------------------------------------------------------
         TOTAL LIABILITIES AND MEMBERS' EQUITY                        8,063,230
================================================================================

                                 See accompanying notes to financial statements.

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                       STATEMENT OF CASH FLOWS

================================================================================
For the period October 3, 1996 (date of inception) to November 15, 1996
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                         $      --
  Adjustments to reconcile net income to net cash used in
    operating activities:
      Increase in cash-restricted                                      (197,470)
      Increase in inventories                                        (5,773,657)
      Increase in accounts payable                                       38,272
--------------------------------------------------------------------------------
         NET  CASH USED IN OPERATING ACTIVITIES                       5,932,855
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from mortgages payable                                     6,276,974
  Advances from affiliates                                               48,716
--------------------------------------------------------------------------------
         NET CASH PROVIDED BY FINANCING ACTIVITIES                    6,325,690
--------------------------------------------------------------------------------
INCREASE IN CASH                                                        392,835
CASH, BEGINNING OF PERIOD                                                  --
--------------------------------------------------------------------------------
CASH, END OF PERIOD                                                  $  392,835
================================================================================
NON-CASH INVESTING AND FINANCING ACTIVITIES:
  The acquisition of the land was partially financed by the seller in the amount of $1,699,268.
================================================================================

                                 See accompanying notes to financial statements.

                                         MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. SUMMARY OF             Nature of Business and Organization
    ACCOUNTING POLICIES

                           Matzel & Mumford at Freehold, L.L.C. ("M&M at Freehold") is a New Jersey limited liability company formed on October 3, 1996 for the purpose of purchasing land in Freehold, New Jersey and developing and constructing 126 single-family homes on the land. Through November 15, 1996, there has been no operating activities.

                           Revenue Recognition

                           Revenues arising from home sales will be recognized under the accrual method. Under this method, income will be recognized when all terms relating to the sale of a unit are complete, consideration is exchanged and title is conveyed to the buyer.

                           Restricted Cash

                           Restricted cash represents amounts on deposit as collateral for project improvements.

                           Inventories

                           Inventories are stated at the lower of cost or estimated net realizable value, which is determined by reducing the anticipated net sales proceeds by the estimated costs necessary to complete or improve the property to the condition used in arriving at the anticipated selling price.

                           Inventory costs are currently comprised of land and project overhead. Inventory costs will be comprised of direct unit and allocated costs. Development costs will be capitalized until the property is complete and title has been conveyed to the buyer. Development costs generally include land and improvements, house construction, project overhead, interest and a portion of construction management fees. Interest capitalized is based upon the interest rate on specifically related debt. A portion of the management fees to a related party are paid and capitalized by the Company.

                           Members' Capital

                           The two managing members have pledged a total of $1,000 in capital contributions.

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================
                           Income Taxes

                           The Company is organized and operates as a limited liability company which is not subject to Federal or state income taxes. Accordingly, no provision for income taxes has been made. The earnings or losses of the Company are included on each member's tax return, according to the terms of the operating agreement.

                           Estimates

                           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



 2. INVENTORIES            Inventories relating to the development of single-
                           family homes consist of the following at November
                           15, 1996:


                           -----------------------------------------------------
                           Land                                       $7,060,556
                           Project overhead                              412,369
                           -----------------------------------------------------
                                                                      $7,472,925
                           =====================================================


                           All expenses incurred for the development of the project will be capitalized. Selling expenses which do not benefit future periods, and general and administrative expenses, will be treated as period costs and will be expensed as incurred.

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================
 3.   LOANS AND             ---------------------------------------------------
      MORTGAGES PAYABLE     Land and construction loan (a)            $4,626,974
                            1st mortgage (b)                           1,699,268
                            2nd mortgage (c)                           1,000,000
                            3rd mortgage (d)                             650,000
                            ----------------------------------------------------
                                                                      $7,976,242
                            ====================================================



                           (a) The Company has a commitment from a bank for land acquisition and construction not to exceed $10,330,000 as follows:

                                o Note A in the maximum amount of $6,030,000 is to fund land acquisition and improvements. The note has a term of 18 months and bears interest at the prime rate plus 1.5%. Interest is payable monthly and principal is payable with each closing at the rate of 120% of the cost of the related land and site improvements or $110,210.

                                o Note B in the amount of $700,000 matures on April 10, 1997 and bears interest at 18%. Interest is payable monthly and principal is due at maturity.

                                o Note C in the amount of $600,000 is for the construction of models. The note has a term of 18 months and bears interest at prime plus 1.5%. Interest is payable monthly and principal is due at the rate of $1,345 per closing and upon sale of the related models.

                                 o Note D in the maximum amount of $3,000,000 is for construction of dwelling units. The note has a term of 18 months and bears interest at the prime rate plus 1%. Interest is payable monthly and principal is payable $111,600 plus all related funds advanced for construction with each closing.

                                The loan is collateralized by a first mortgage on the land and improvements of phases one and two (95 lots) of the project and is guaranteed by the managing members.

                                          MATZEL & MUMFORD AT FREEHOLD, L.L.C.


                                                 NOTES TO FINANCIAL STATEMENTS

================================================================================
                           (b) The Company has a mortgage to the seller, which is payable $600,000 on November 15, 1997 with the balance due on November 15, 1998. The mortgage bears interest at 9.25%, which is payable at the time of the related principal payment. The note is collateralized by a first mortgage on phase three (31 lots) of the project.

                           (c) The Company has a mortgage payable to Matzel & Mumford Mortgage Funding, an entity controlled by the members of M&M at Freehold, which is payable interest only at 16%. Interest payments are payable quarterly until November 15, 1997 when the outstanding principal balance is due. The note is collateralized by a second mortgage on the land and improvements.

                           (d) The Company has a mortgage payable to an insurance company in the maximum amount of $1,250,000 bearing interest at 20% on the first $1,000,000 and 25% on the balance. Fifty percent of the interest is payable semi-annually beginning one year from initial advance with the balance deferred until the related principal payments commence. Principal is payable $50,000 per house beginning with the 71st closing with the unpaid balance, if any, due December 31, 2001. The note is collateralized by a third mortgage on the land and improvements and the guarantee of the managing members.



 4. RELATED PARTY          The Company has an agreement with the Matzel &
    TRANSACTIONS           Mumford Organization, Inc. ("MMO"), whereby MMO
                           provides construction management services at a fee of 4% of the gross selling price of each house. MMO is entitled to draws of $30,000 per month. During the period October 3 through November 15, 1996, no management fees have been incurred.

                           Included in due to/from affiliates are transfers of costs incurred by affiliated companies of the managing member of the Company. The amounts are short term in nature and bear no interest. The amounts are to be repaid as cash flow allows.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized


                                         MATZEL & MUMFORD MORTGAGE FUNDING, INC.


                                         By: /s/ ROGER MUMFORD
                                             -----------------------------------
                                                 Roger Mumford
                                                 President

Dated: January 15, 1997

                               INDEX TO EXHIBITS


          Exhibit
          Number                    Document                       Page
          ------                    --------                       ----
            27               Financial Data Schedule                 6